SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                               __________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):  April 26, 2002
                                                           --------------

                              EDAC TECHNOLOGIES CORPORATION
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

                                    Wisconsin
                 (State or other jurisdiction or incorporation)

                      0-14275                       39-1515599
                      -------                       ----------
             (Commission File Number)       (I.R.S. Employer I.D. Number)


             1806 New Britain Avenue
             Farmington,  CT                                06032
             ---------------                                -----
       (Address of Principal Executive Offices)          (Zip Code)

                                 (860) 677-2603
                                 --------------
              (Registrant's telephone number; including area code)

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Item  6.  Resignation  of  Registrant's  Directors.

     On April 16, 2002, Dominick Pagano resigned from the Board of Directors of Edac Technologies Corporation (the "Company").

     Mr. Pagano subsequently sent a follow-up letter dated April 26, 2002 to the Company in which Mr. Pagano makes certain assertions which the Company believes are not supported by the facts. The Company does not believe that his position has any merit.

Item 7.  Financial  Statements, Pro  Forma  Financial  Information and Exhibits.

     (a)     Financial  statements  of  business  acquired.

             Not  applicable.

     (b)     Pro  forma  financial  information.

             Not  applicable.

     (c)     Exhibits

     17.1    Letter  of  Resignation  of  Dominick  Pagano.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Edac Technologies Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 EDAC  TECHNOLOGIES  CORPORATION
Date:  April  26,  2002
                                                 BY  /s/  Richard  A.  Dandurand
                                                   -----------------------------
                                                        Richard A. Dandurand,
                                           President and Chief Executive Officer


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